Securities Act File No. 33-847
                                                Securities Act File No. 33-67852
                                               Securities Act File No. 333-33445


                            PILGRIM U.S. EQUITY FUNDS
                          PILGRIM EQUITY & INCOME FUNDS

                          Supplement dated May 16, 2001
    to the Class A, B, C, M and T U.S. Equity Funds and Equity & Income Funds
                          Prospectus dated May 1, 2001

1.   CHANGE IN SUB-ADVISER FOR PILGRIM RESEARCH ENHANCED INDEX FUND

     On May 9, 2001, the Board of Trustees of Pilgrim Mayflower Trust approved the termination of the existing Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. ("J.P. Morgan") for the Pilgrim Research Enhanced Index Fund ("Research Enhanced Index Fund") effective July 31, 2001. The Board of Trustees also approved a new sub-advisory agreement with Aeltus Investment Management, Inc. ("Aeltus"). A meeting of shareholders of the Research Enhanced Index Fund has been scheduled to consider approval of the new sub-advisory agreement. Proxy statements that provide details will be mailed to shareholders in the early summer of 2001. If approved by shareholders, Aeltus will become the sub-adviser to the Pilgrim Research Enhanced Index Fund effective August 1, 2001.

     If shareholders approve Aeltus as sub-adviser to the Research Enhanced Index Fund, ING Pilgrim Investments, LLC ("ING Pilgrim Investments"), the Adviser, will retain overall responsibility for the management of the Research Enhanced Index Fund. Aeltus and ING Pilgrim Investments are sister companies under the common control of ING Groep N.V.

     If Aeltus becomes the sub-adviser of the Research Enhanced Index Fund, there would be no change in the advisory fee rate the Research Enhanced Index Fund pays to ING Pilgrim Investments, or the sub-advisory fee that ING Pilgrim Investments pays to the sub-adviser.

     The chart below shows the performance of the Research Enhanced Index Fund. It also provides performance information for the Aetna Index Plus Large Cap Fund and Aetna Index Plus Large Cap VP, mutual funds for which Aeltus serves as the adviser and that have "enhanced index" strategies that are substantially similar to the strategy of the Research Enhanced Index Fund.
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             Pilgrim Research           Aetna Index Plus       Aetna Index Plus
Year    Enhanced Index Fund(1),(2)   Large Cap Fund(3),(4)      Large Cap VP(5)
----    --------------------------   ---------------------     ----------------
2000             (12.79)                     (9.72)                  (9.41)
1999              18.59                      24.28                   24.30
1998                N/A                      32.12                   31.60
1997                N/A                        N/A                   33.89

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(1)  Performance figures are provided for Class A Shares of the Pilgrim Research
     Enhanced Index Fund. Class A Shares of the Fund commenced operations on December 30, 1998.

(2) Performance figures do not reflect sales charges and would be lower if they did. The ratio of expenses to average daily net assets for the most recently completed fiscal year end was 1.37%.

(3) Performance figures are provided for Class A Shares of the Aetna Index Plus Large Cap Fund. Class A Shares commenced operations on February 7, 1997.

(4) Performance figures do not reflect sales charges and would be lower if they did. The ratio of expenses to average daily net assets for the most recently completed fiscal year was 0.91%.

(5)  Aetna Index Plus Large Cap VP commenced operations on September 16, 1996.

     The performance information included in the chart above shows only the historical track record of J.P. Morgan and Aeltus and is not an indication of how the Research Enhanced Index Fund will perform in the future.

     Following the assumption of portfolio management duties by Aeltus, significant portfolio turnover may occur in connection with a restructuring of the Fund's holdings to reflect the management style of Aeltus. Such restructuring may result in increased transactional costs for the Research Enhanced Index Fund.

2.   REOPENING OF PILGRIM SMALLCAP OPPORTUNITIES FUND

     Pilgrim SmallCap Opportunities Fund has been closed to new investors since February 29, 2000. On May 9, 2001, the Board of Trustees of the Fund voted to reopen the Fund effective May 10, 2001. All references to the Fund being closed to new investors are hereby deleted from the Prospectus.

3.   CHANGES IN POLICIES FOR PILGRIM BANK AND THRIFT FUND

     On January 16, 2001, the Board of Directors of Pilgrim Bank and Thrift Fund approved the following measures:

* A change in the Fund's investment objective. Currently, the Fund primarily seeks long term capital appreciation; a secondary objective is income. The

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
     Board approved a change so that the investment objective would be long term capital appreciation. Income would no longer be an objective. This change is subject to approval of shareholders.

* The Board approved a change that would expand the types of companies in which the Fund normally invests. Currently, the Fund normally invests at least 65% of its total assets in equity securities of nationally and state chartered banks (other than money center banks), thrifts, and the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. Under the new policy, the Fund would invest under normal market conditions at least 65% of its total assets in equity securities of companies engaged in financial services. Financial services companies may include the following:

          banks; bank holding companies; investment banks; trust companies; insurance companies; finance companies; securities broker-dealers; electronic-trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing, or managing commodities; companies that invest significantly or deal in financial instruments; government-sponsored financial enterprises; thrift and savings banks; conglomerates with significant interest in financial services companies; fund financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.


     The purpose of the change is to permit the Fund to invest in a broader array of financial services companies in the belief that they may present potentially attractive investment opportunities. This change is also subject to shareholder approval.

*    A change in the name of the Fund to "Pilgrim Financial Services Fund."

     Proxy statements that provide details have been mailed to shareholders. A meeting of the Fund shareholders has been scheduled to consider these and related proposals on May 22, 2001.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE